UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 17, 2005

Cholestech Corporation
(Exact name of registrant as specified in its charter)

California	000-20198	94-3065493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3347 Investment Boulevard
Hayward, California 94545
(Address of principal executive offices, including zip code)
(510) 732-7200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     In July 2005, the Compensation Committee of the Board of Directors of Cholestech Corporation (“Cholestech”) approved, subject to shareholder approval, the amended and restated 2000 Stock Incentive Program (the “Plan”). The principal amendments to the Plan are as follows:
•	Amendment to increase the aggregate number of shares of common stock that may be issued under the Plan by 300,000;

•	Amendment to prohibit the grant of stock options with exercise prices less than the fair market value of Cholestech’s common stock on the date of grant;

•	Amendment to provide that the award of stock purchase rights reduce available shares at a 2:1 rate compared to stock options;

•	Amendment to provide that the minimum vesting period for at least 90% of total full value awards of three years, unless such award is to vest upon achievement of one or more performance objectives, in which case the minimum vesting period is one year;

•	Amendment to add 150,000 share annual limit for stock purchase rights, except that in connection with an individual’s initial service with Cholestech, he or she may be granted stock purchase rights up to an additional 150,000 shares;

•	Amendment to add specific performance criteria that the Plan administrator may use to establish performance objectives, the achievement of which will allow certain awards to vest or be issued, which in turn will allow Cholestech to receive income tax deductions under Section 162(m) of the Internal Revenue Code of 1986, as amended;

•	Amendment to limit Cholestech’s ability to reprice any outstanding stock option after it has been granted (other than pro rata adjustments to reflect stock dividends and other corporate events), unless approved by Cholestech’s shareholders.
     On August 17, 2005, at Cholestech’s 2005 Annual Meeting of Shareholders, shareholders approved the Plan. A copy of the full text of the Plan is incorporated herein by reference to Appendix A to Cholestech’s definitive proxy statement on Schedule 14A for the 2005 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on July 15, 2005. A description of the material terms of the Plan was included in such definitive proxy statement.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
10.29	Cholestech Corporation 2000 Stock Incentive Program, as amended and restated (incorporated herein by reference to Appendix A to Cholestech’s definitive proxy statement on Schedule 14A for the 2005 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on July 15, 2005).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHOLESTECH CORPORATION
By:	/s/ John F. Glenn
John F. Glenn
Vice President of Finance and Chief Financial Officer

Date: August 18, 2005

Index to Exhibits

Exhibit No.	Description
10.29	Cholestech Corporation 2000 Stock Incentive Program, as amended and restated (incorporated herein by reference to Appendix A to Cholestech’s definitive proxy statement on Schedule 14A for the 2005 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on July 15, 2005).